Exhibit 10.7

LIPELLA PHARMACEUTICALS INC.

2020 INCENTIVE PLAN

STOCK OPTION AGREEMENT

NOTICE OF STOCK OPTION GRANT

Optionee: _______

The Optionee has been granted an Option to purchase a number of shares of Lipella Pharmaceuticals Inc. Common Stock, $.0001 par value per share, as designated below (the “Shares”), subject to the terms and conditions of the Lipella Pharmaceuticals Inc. 2020 Stock Incentive Plan, as amended from time to time (the “Plan”), and this Option Agreement, as follows:

Date of Grant: [ ]	Type of Option: [ ]
Purchase Price per Share: $[ ] per share	Expiration Date: [ ]
Total Number of Shares with Respect to which the Option is Granted: [ ]	Total Purchase Price: $[ ]
Vesting Schedule: [ ]

Exercise After Termination of Services

Termination of Services for any reason: any non-vested portion of the Option expires immediately;

Termination of Services due to death or disability (within the meaning of Section 22(e)(3) of the Code): vested portion of the Option is exercisable by the Optionee (or, in the event of the Optionee’s death, the Optionee’s Beneficiary) for a period of three years following the Optionee’s Termination;

Termination of Services for any reason other than death or Disability: vested portion of the Option is exercisable for a period of three years following the Optionee’s Termination.

In no event may this Option be exercised after the Expiration Date set forth in this Notice of Stock Option Grant (the “Notice of Grant”). The Option, whether exercised or unexercised, is further subject to cancellation and rescission under Section 8.6(b) of the Plan upon the violation of any covenant contained in Section 8.6(a) of the Plan.

1.            Grant of Option. The Option granted to the Optionee and described in the Notice of Grant is subject to the terms and conditions of the Plan, which is incorporated by reference in its entirety into this Option Agreement. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail. Capitalized terms not otherwise defined in this Agreement shall have the meaning given to the terms in the Plan.

If designated in this Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that the Option fails to meet the requirements of an ISO under Section 422 of the Code, this Option shall be treated as a Non-Qualified Stock Option (“NSO”).

2.           Exercise of Option.

(a)        Right to Exercise. This Option shall be exercisable, in whole or in part, during its term in accordance with the applicable provisions of the Plan and this Option Agreement. No Shares shall be issued pursuant to the exercise of an Option unless the issuance and exercise comply with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

(b)        Method of Exercise. The Optionee may exercise the Option by delivering an exercise notice in the form attached as Exhibit A to this Option Agreement (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Purchase Price as to all Shares exercised. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Purchase Price.

3.            Method of Payment. If the Optionee elects to exercise the Option by submitting an Exercise Notice under Section 2(b) of this Agreement, the aggregate Purchase Price (as well as any applicable withholding or other taxes) shall be paid by cash or check; provided, however, that the Board may consent, in its discretion, to payment in any of the following forms, or a combination of them:

(a)        cash or check;

(b)        consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

(c)        surrender of other Shares which (i) have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Purchase Price of the Exercised Shares; or

(d)        any other consideration that the Board deems appropriate and in compliance with applicable law.

4.             Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon exercise or the method of payment of consideration for those Shares would constitute a violation of any applicable law or regulation.

5.             Non-Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

6.             Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

7.             Transfer Restrictions. The Optionee shall not sell, assign, transfer, pledge, hypothecate, give away, or in any manner dispose of or encumber, whether voluntarily or by operation of law, whether for consideration or for no consideration (a “Transfer”), any shares of the Company Common Stock or any interest in any shares of the Company Common Stock acquired under this Agreement unless such Transfer is permitted by and is in accordance with the terms and subject to the conditions of this Agreement or unless such Transfer is approved in advance in writing by the Board, which approval the Board shall have no obligation to give. Any attempted Transfer of any Common Stock that is not permitted under the terms of this Section shall be null and void, and the Company shall not give effect to any such attempted Transfer on its books and records. No person holding Common Stock that is Transferred in violation of this Agreement shall be entitled to receive distributions on that stock (including, without limitation, any right to distributions upon a merger, dissolution, liquidation or winding up of the affairs of the Company) or shall be entitled to the rights under this Agreement, which benefits and rights shall continue to accrue to the exclusive benefit of the person who made such impermissible Transfer. The provisions of this Section shall expire upon, and so long as, the Common Stock (or a successor security) is publicly traded on an established securities market; provided, however, that the Optionee shall continue to be subject to any limitations, restrictions or other conditions that may be imposed or otherwise arise under Section 8.14 of the Plan with respect to any public offering of the Company’s securities.

8.            Shareholders Agreement. As a condition to the exercise of the Option hereunder, the Optionee shall execute a joinder to the Shareholders Agreement between the Company and its stockholders in effect at the time of exercise, including but not limited to the Shareholders Agreement, dated as of May 26, 2005 between the Company and the shareholders party thereto (as amended from time to time, the “Shareholders Agreement”). If a Shareholders Agreement is not in effect at the time of exercise, as a condition to the exercise of the Option hereunder, the Optionee will agree in writing that, upon request of the Company, the Optionee will execute and deliver a Shareholders Agreement containing such restrictions on the transfer of the Company’s securities, including without limitation, the Shares, and such other provisions as shall, in the sole judgment of the Board of Directors of the Company, reflect commercially reasonable terms. The Company shall have no obligation to issue shares to the Optionee pursuant to the exercise of the Option unless and until the Optionee has complied with this Section.

9.            Rescission of Option or Option Exercise. The Optionee acknowledges that the Option (including any exercise of the Option) and this Option Agreement are subject to the provisions of Section 8.6 of the Plan, including the cancellation of the Option and the rescission of any exercise of the Option. Further, the Optionee expressly agrees to and adopts the covenants contained in subsections (i), (ii) and (iii) of Section 8.6(a) of the Plan relating to noncompetition, nonsolicitation of clients, and nonsolicitation of Company employees, respectively.

10.          Entire Agreement, Amendment, Governing Law and Venue. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof (but not agreements, if any, relating to other matters), and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee. This Option Agreement is governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Delaware. Each party consents and agrees that jurisdiction and venue of any actions instituted under this Option Agreement, or any agreement executed in connection herewith, or the transactions contemplated herein or therein, shall be proper solely in the state and federal courts in Allegheny County, Pennsylvania and waive any objections to jurisdiction and venue. Each party waives any right to a jury trial. No rule of strict construction shall be implied against the Company, the Board or any other person in the interpretation of any of the terms of the Plan, this Agreement or any rule or procedure established by the Board.

11.          Further Assurances. The Optionee agrees, upon demand of the Company or the Board, to do all acts and execute, deliver and perform all additional documents, instruments and agreements (including, without limitation, stock powers with respect to shares of Common Stock issued upon exercise of the Option) which may be reasonably required by the Company or the Board.

12.          Optionee’s Acknowledgment. The Optionee acknowledges receipt of a copy of the Plan, represents that Optionee is familiar with the terms and provisions of the Plan, and accepts this Option subject to all of those terms and provisions. The Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, and fully understands all provisions of the Option. Optionee acknowledges that the shares purchased pursuant to the exercise of the Option and subject to the Repurchase Option (as defined in the Plan). The Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan or this Option Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

13.          No Guarantee of Continued Service. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULES IS EARNED ONLY BY CONTINUING IN THE SERVICE OF THE COMPANY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, OR ENGAGED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED UNDER IT AND THE VESTING SCHEDULE DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF THE CONTINUED EMPLOYMENT OR ENGAGEMENT OR OTHERWISE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR ENGAGEMENT OR OTHERWISE AT ANY TIME, WITH OR WITHOUT CAUSE.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, intending to be legally bound, the parties have signed this Option Agreement as of the Date of Grant set forth in the Notice of Grant.

Optionee:	Lipella Pharmaceuticals Inc.

By:	By:
Name:	Name:
Title:

Residence Address:

Social Security Number:

EXHIBIT A

2020 STOCK INCENTIVE PLAN

OPTION EXERCISE NOTICE

Lipella Pharmaceuticals Inc.

Attn: President

1.            Exercise of Option. Effective as of today, ______________, 20___ , I, ___________ (the “Optionee”), elect to exercise my Option to purchase ___________ shares of the Common Stock (the “Shares”) of Lipella Pharmaceuticals Inc. (the “Company”) under and pursuant to the Lipella Pharmaceuticals Inc. 2008 Stock Incentive Plan (the “Plan”) and the Stock Option Agreement dated [   ] (the “Option Agreement”).

2.            Method of Payment. Included with this Exercise Notice is payment in full of the aggregate Purchase Price of the Shares being exercised, as set forth in the Option Agreement. I further acknowledge and agree that I am responsible for the payment of any applicable withholding taxes or other amounts that arise as a result of the exercise of the Option.

3.            Representations of Optionee. The Optionee represents that:

(a)         the Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to exercise the Option and acquire the Company’s Common Stock. The Optionee’s exercise of the Option is for investment for the Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” of the Company’s Common Stock within the meaning of the Securities Act of 1933 (the “Securities Act”).

(b)         the Optionee acknowledges and understands that any Shares of the Company’s Common Stock acquired upon exercise of the Option constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption from the Securities Act, which exemption depends upon, among other things, the bona fide nature of the Optionee’s investment intent as expressed above. The Optionee further understands that the exercised Option Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Optionee further acknowledges and understands that the Company is under no obligation to register the Company’s Common Stock acquired upon exercise of the Option. The Optionee understands that the certificate evidencing the exercised Option Shares will be imprinted with a legend which prohibits the transfer of those Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

(c)         the Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.            Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 8.7 of the Plan.

5.            Tax Consultation. Optionee understands that Optionee may be subject to certain tax liabilities and consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

6.            Restrictive Legends and Stop-Transfer Orders.

(a)         Legend. Optionee understands and agrees that the Company shall cause the legend set forth below, or a substantially equivalent legend, to be placed upon any certificates evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws, the Shareholders Agreement dated as of May 26, 2005 among the Company and the Shareholders party thereto, as amended from time to time (the “Shareholders Agreement”), or any other stockholders agreement between the Company and its Shareholders in effect at the time of exercise:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER (OR ITS ASSIGNEES) AS SET FORTH IN A WRITTEN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES. THE SECRETARY OF THE COMPANY WILL UPON REQUEST FURNISH A COPY OF SUCH AGREEMENT, AND ANY OTHER AGREEMENT TO WHICH THESE SHARES ARE SUBJECT, TO THE HOLDER HEREOF WITHOUT CHARGE. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

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(b)        Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)        Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7.            Joinder to Shareholders Agreement. As a condition to the exercise of the Option hereunder, the Optionee shall execute a joinder to any shareholders agreement between the Company and its shareholders in effect at the time of exercise, including but not limited to, the Shareholders Agreement.

8.            Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9.            Entire Agreement. The Plan, the Shareholders Agreement, and the Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Shareholders Agreement, and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

[SIGNATURE PAGE FOLLOWS]

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Submitted by:	Accepted by:

Optionee:	Lipella Pharmaceuticals Inc.

By:
Signature

Name:

Name	Title:

Residence Address:

Date Received

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